UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21484

Calamos Strategic Total Return Fund

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

2020 Calamos Court, Naperville,

Illinois 60563-2787

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

John P. Calamos, Sr., President

Calamos Advisors LLC

2020 Calamos Court

Naperville, Illinois

60563-2787

(NAME AND ADDRESS OF AGENT FOR SERVICE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2012

DATE OF REPORTING PERIOD: November 1, 2011 through April 30, 2012

Item 1. Report to Shareholders

CALAMOS®

Strategic Total Return Fund (CSQ)

SEMIANNUAL REPORT APRIL 30, 2012

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Experience and Foresight

About Calamos Investments

For more than 30 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first open-end mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage five closed-end funds, all of which pay monthly distributions and provide a consistent source of income through investments in U.S. enhanced fixed income, global enhanced fixed income, global total return and, in the case of the Calamos Strategic Total Return Fund (CSQ), U.S. total return strategies. Please see page 5 for a more detailed overview of our closed-end offerings.

We manage the Fund with an emphasis on producing income. In order to optimize market performance, as well as to address the desire of shareholders to receive regular distributions, our closed-end funds are managed to focus on producing income as part of the overall total return strategy.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe that globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO and Co-CIO

Dear Fellow Shareholder:

Welcome to your semiannual report for the period ended April 30, 2012. This report includes commentary from our investment team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and allocation of your fund. I invite you to read it carefully.

Calamos Strategic Total Return Fund (CSQ) is an income-oriented total return fund. This means we are focused not only on delivering a competitive stream of distributions, but also on total return. The average monthly distribution rate over the life of the Fund has been 8.54%.* As an example, a $10,000 investment at market price at the Fund’s March 26, 2004 inception would be worth approximately $12,800 as of April 30, 2012, accounting for both total return and income over that span. Since inception, the Fund has produced an annualized return of 3.25% on market price and 4.79% on NAV.

Steady and Competitive Distributions

During the semiannual period, CSQ provided steady monthly distributions, with an increase of 33.3% – from $0.0525 to $0.0700 – in February. We believe this was a factor in reducing the Fund’s discount to net asset value from 13.2% on January 31, 2012 to 7.1% on April 30, 2012.

We believe the Fund’s annualized distribution rate, which was 8.50% on a market price basis as of April 30, 2012, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a global, multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a level rate distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Directors consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes. (For additional information on our level rate distribution policy, please see “The Calamos Closed-End Funds: An Overview” on page 5 and “Level Rate Distribution Policy” on page 32.)

*	Average of the Fund’s monthly distribution rates since inception (March 26, 2004). The fund did not pay out return of capital until 2009. Between 2009 and 2011, estimated return of capital represented an average of 23% of the Fund’s monthly distribution amount.

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	1

Letter to Shareholders

Risk/Return Optimization

We believe that managing risk is imperative in optimizing returns. As a consequence, we have focused our high yield and convertible investments on the BB-rated credit range, which represents the higher-quality end of the below investment grade space, with minimal exposure to the lower-end credits. We believe this approach has proven over time to offer an attractive risk/reward dynamic to our shareholders to help ensure steady income with a focus on capital preservation.

Market Environment

The early part of the semiannual period saw the Fund positioned in accordance with our belief that the U.S. economy was not headed for a double-dip recession, emphasizing companies with strong growth characteristics and high-quality attributes. Over recent months, improving economic data has supported our constructive view. However, even as we maintain our expectation of modest U.S. economic growth, we are prepared for ups and downs along the way. We still anticipate continued ongoing volatility in the global financial markets, as the presidential election approaches in the U.S. and debt problems in the euro zone and other developed markets persist. While the rally in the U.S. equity market in the first few months of 2012 has been a welcome development, we know from experience that volatility can work both ways, and we therefore continue to actively monitor the global economy and the companies we have chosen for the funds.

During the semiannual period, the U.S. equity, high yield bond and convertible securities markets all posted positive performance. Equities performed the strongest, with the S&P 500 Index gaining 12.77%. Convertible securities returned 7.11%, as measured by the BofA Merrill Lynch All U.S. Convertible Ex-Mandatory Index. High yield bonds performed robustly, as measured by the Credit Suisse High Yield Index, up 6.77%. During this period, the Calamos Strategic Total Return Fund produced a total return of 18.34% on a market price basis and a total return of 9.01% on an NAV basis, and we believe the recent increase in distribution will add to performance over time. Within the high yield market, new issuance was historically robust, setting a record in the first quarter of 2012. However, even as market pressures intensified, the number and volume of defaults remained low. Convertible issuance remained muted throughout the period, as a low rate environment encouraged companies to issue non-convertible, rather than convertible debt.

We See Opportunity

We have identified a number of important secular themes and cyclical factors that we believe will drive global growth for years to come. The growth of a middle class in many emerging market regions is an exciting trend, and globally focused businesses are in the best position to capitalize on this increasingly prosperous new customer base. In addition, information technology firms represent an excellent opportunity to take advantage of the growing needs of both global consumers and productivity-seeking businesses around the world.

2	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

Letter to Shareholders

We also see a considerable cyclical opportunity coming from global reflation activities, as global stimulus efforts and increasing liquidity measures taken by the world’s central banks persist. Despite some pullback in the period, we continue to hold a favorable outlook for opportunities in areas such as energy and materials based on strong global demand for resources, especially within developing economies. Accordingly, our holdings reflect our participation in these opportunities.

We believe that these prominent themes will provide growth opportunities for companies all throughout the world, particularly those with geographically diversified revenues, strong global brands and healthy balance sheets. We believe that global companies may be less vulnerable to economic weakness in a particular country or region, and we are favoring companies domiciled in developed countries that are capitalizing on many of the growth trends currently available in emerging markets.

In selecting investments for this Fund, we seek to balance yield and risk considerations. We therefore favor companies that we believe offer reliable debt servicing, respectable balance sheets and strong cash flows. As part of our active approach, we subject each investment to our rigorous fundamental credit research.

Our Use of Leverage

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. During the reporting period, we believed the prudent use of leverage would be advantageous given the economic environment, specifically the low borrowing costs we were able to secure. Overall, our use of leverage contributed favorably to the returns of the Fund, as the performance of the Fund’s holdings exceeded the costs of our borrowing activities.

Consistent with our focus on risk management, we have employed techniques to hedge against a rise in interest rates. We have used interest rate swaps to manage the borrowing costs associated with our leverage activities. Interest rate swaps allow us to “lock down” an interest rate we believe to be attractive. Although rates are at historically low levels across much of the fixed-income market, history has taught us that rates can rise quickly, in some cases, in a matter of months. We believe that the Fund’s use of interest rate swaps is beneficial because it provides a degree of protection should a rise in rates occur.

Thinking Long-term, Thinking Globally

Experience has shown us that volatility and uncertainty have always been, and will continue to be, big factors in investing. Yet it is that same experience that has taught us that while we may not be able to control market volatility or anticipate every potential event in the global economy, we can still find investing success over the long term with a disciplined approach that fully takes into account both risks and rewards. We believe that

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	3

Letter to Shareholders

volatility and uncertainty do not constitute an argument to stay out of the markets, but rather a reason to rely on the same comprehensive approach to investing that has guided us over the past several decades.

While we may not be able to precisely time the arrival of the next true bull market, we believe that there are compelling choices for long-term investors. Our active, team-oriented investment process continues to seek out and analyze global opportunities that we believe will deliver long-term results to shareholders over full market cycles. Despite the challenges that exist, we are optimistic about the investing prospects we see in the coming months and years.

As we invest on behalf of Fund shareholders, we seek to be global in our perspective. We believe our dynamic allocation approach has been instrumental to the results we have achieved over full market cycles and will continue to be, particularly given the low rates currently available in many segments of the fixed income marketplace.

If you would like any additional information about this Fund or our other closed-end offerings, please contact your financial advisor or our client services team at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). We also invite you to visit us at calamos.com. We thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.

CEO and Co-CIO

Calamos Advisors LLC

This report is for informational purposes only and should not be considered investment advice.

4	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while managing downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories designed to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential
OBJECTIVE: U.S. ENHANCED FIXED INCOME	OBJECTIVE: GLOBAL TOTAL RETURN
Calamos Convertible Opportunities and Income Fund (Ticker: CHI)	Calamos Global Total Return Fund (Ticker: CGO)
Invests in high yield and convertible securities, primarily in U.S. markets	Invests in equities and higher yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets
Calamos Convertible and High Income Fund (Ticker: CHY)	OBJECTIVE: U.S. TOTAL RETURN
Invests in high yield and convertible securities, primarily in U.S. markets	Calamos Strategic Total Return Fund (Ticker: CSQ)
OBJECTIVE: GLOBAL ENHANCED FIXED INCOME	Invests in equities and higher yielding convertible securities and corporate bonds, primarily in U.S. markets
Calamos Global Dynamic Income Fund (Ticker: CHW)
Invests in global fixed income securities, alternative investments and equities

Our Level Rate Distribution Policy

Closed-end fund investors often look for a steady stream of income. Recognizing this, Calamos closed-end funds have a level rate distribution policy in which we aim to keep monthly income consistent through the disbursement of net investment income, net realized short-term capital gains and, if necessary, return of capital. We set distributions at levels that we believe are sustainable for the long term. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

For more information on our level rate distribution policy, please see page 32.

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	5

Investment Team Discussion

TOTAL RETURN* AS OF 4/30/12
Common Shares – Inception 3/26/04
	6 Months	1 Year	Since Inception**
On Market Price	18.34%	6.93%	3.25%

On NAV	9.01%	-0.36%	4.79%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS
Information Technology	20.4%
Energy	16.9
Health Care	14.8
Industrials	10.5
Consumer Discretionary	9.0
Consumer Staples	7.1
Materials	6.4
Financials	5.9
Telecommunication Services	3.9
Utilities	2.1

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

STRATEGIC TOTAL RETURN FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team discusses the Fund’s strategy, performance and positioning for the six-month period ended April 30, 2012.

Q.  To provide a context for its performance, please discuss the Fund’s strategy and role within an asset allocation.

A.  Calamos Strategic Total Return Fund (CSQ) is an income-oriented total return offering that seeks to provide a steady stream of income paid out on a monthly basis. We invest in a diversified portfolio of equities, convertible securities and high yield securities. The allocation to each asset class is dynamic, and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe that we are well positioned over the long term to generate capital gains as well as income. This broader range of security types also provides us with increased opportunities to manage the risk and reward characteristics of the portfolio over full market cycles. Through this approach, we seek to offer investors an attractive monthly distribution, as well as equity participation.

While we invest primarily in securities of U.S. issuers, we favor those companies that are actively participating in globalization with geographically diversified revenue streams and global business strategies. We emphasize companies that we believe offer reliable debt servicing, respectable balance sheets and good prospects for sustainable growth.

Q.  How did the Fund perform over the reporting period?

A.  The Fund gained 9.01% on a net asset value (NAV) basis for the six-month period ended April 30, 2012, while the S&P 500 Index gained 12.77%. However, on a market price basis, the Fund returned 18.34% for the same period.

Q.  How do NAV and market price return differ?

A. Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings. A fund’s NAV return measures the return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized as a long-term holding within asset allocations, we believe that NAV return is the better measure of a fund’s performance.

Q.  Please discuss the Fund’s distributions during the semiannual period.

A.  We employ a level rate distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. The Fund provided a steady distribution stream over the period. Monthly distributions increased from $0.0525 to $0.0700 in February. The Fund’s annualized distribution rate was 8.50% of market price as of April 30, 2012.*

*	The Fund’s distribution was $0.0700 per share in April 2012; return of capital was not estimated to be part of this distribution.

6	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

Investment Team Discussion

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/12

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2012, the dividend yield of S&P 500 Index stocks averaged 2.29%. Yields also remained low within the U.S. government bond market, with 10-year U.S. Treasurys and 30-year U.S. Treasurys yielding 1.95% and 3.12%, respectively.

Q.  The Fund is currently trading at a discount to its NAV. Please discuss this discount.

A.  As of the close of the reporting period, the Fund was trading at a discount of 7.06%. This means that its market share price is 7.06% less than its NAV price. At the beginning of the reporting period, the Fund was trading at a discount of 14.38%. The distribution increase played a significant role in narrowing the discount. As we have noted in the past, we believe that this may be favorable for long-term investors seeking to purchase shares because investors can buy shares of the portfolio at a price that is lower than the fair value of the portfolio, as measured by its NAV.

Q.  What factors influenced performance over the reporting period?

A.  The Fund’s underweight to the more defensive utilities sector contributed to relative performance during the period, as this was one of the weakest performing sectors within the index. We believe other sectors present more attractive growth opportunities and a better combination of risk and reward.

The Fund’s relative selection within the materials sector detracted the most value in the semiannual period. Most notably, our investments related to the gold mining & production industry underperformed, as these companies faced significantly rising production costs which offset the benefit of high precious metals prices. We continue to forecast benefits from strong demand in emerging markets and sustained global reflation efforts which should support commodity prices. We are particularly focused on long-term opportunities within the gold mining & production and fertilizers & agricultural industries.

The Fund’s relative security selection within the energy sector also hampered performance. Holdings within the oil & gas exploration and production industry, in particular, negatively impacted performance, with companies generating a significant portion of their production in natural gas underperforming as prices continued to drop and production costs increased. Despite the weakness in the period, we have a favorable long-term view of the opportunities in the energy sector, particularly as

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	7

Investment Team Discussion

ASSET ALLOCATION AS OF 4/30/12

Fund asset allocations are based on total investments and may vary over time.

global stimulus and liquidity from the world’s central banks persists. We believe the portfolio’s holdings within the sector will benefit from long-term secular themes, such as strong global demand for energy resources, especially within developing economies.

Q.  How is the Fund positioned?

A.  We have found securities across asset classes that we believe support the Fund’s focus on income-oriented total return. In the current environment, we have emphasized stocks, which make up 55% of the portfolio as of April 30, 2012. Broadly speaking, we have favored larger U.S.-based global businesses with diversified revenues and strong brands. We believe that these companies may be particularly well positioned to capitalize on the growth trends we see around the world, including those related to emerging markets.

Convertible securities represent slightly more than one-fifth of the portfolio, while corporate bonds represent slightly less than one-fifth of the portfolio. In regard to the Fund’s holdings in these areas, we seek out companies that we believe offer reliable debt servicing and the potential for credit upgrades. Where possible, we also favor those with global business strategies. In keeping with our risk-conscious approach to income, we favored a mix of investment grade credits and credits from the higher tiers of the high yield universe (generally recognized as credits with ratings less than BBB).

From a sector perspective, we have found the most compelling opportunities within the information technology and energy sectors, where we have maintained our allocations from six months ago. We decreased our positions in the health care and materials sectors over the same period.

Q.  What is your outlook for the Fund?

A.  The persistent global macroeconomic concerns and periods of intermittent volatility in recent months have particularly focused our attention on the fundamental and risk-reward attributes of the equity and equity-sensitive securities in the Fund. Generally speaking, we believe investors are not paying adequately for future corporate growth potential, and this continues to create opportunities for equity exposure. Perhaps a reflection of widespread investor skepticism about future growth prospects, our active and risk-aware approach is uncovering equities and equity-sensitive securities with attractive fundamentals, reasonable valuations and an appropriate blend of upside capture and downside resilience.

We also find certain segments of the fixed income market to be very attractive. The mid-grade credit space in particular, encompassing the higher quality portion of the high yield market and the lower quality portion of investment grade, offers yield, opportunity for capital gain and risk reduction as it pertains to rising interest rates. The Fund is positioned accordingly.

8	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

Schedule of Investments    April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (42.1%)
	Consumer Discretionary (7.5%)
2,569,000	American Axle & Manufacturing, Inc. 7.750%, 11/15/19	$2,787,365
14,157,000	DISH Network Corp. 7.125%, 02/01/16	15,749,662
5,376,000	Gap, Inc. 5.950%, 04/12/21	5,567,891
	Goodyear Tire & Rubber Company
8,481,000	8.250%, 08/15/20	9,011,062
4,110,000	7.000%, 05/15/22	4,099,725
9,280,000	Hanesbrands, Inc.‡ 4.146%, 12/15/14	9,314,893
	Icahn Enterprises, LP
7,648,000	8.000%, 01/15/18	8,212,040
1,461,000	7.750%, 01/15/16	1,545,008
9,175,000	J.C. Penney Company, Inc. 7.125%, 11/15/23	9,553,469
	Jaguar Land Rover, PLC*
9,133,000	8.125%, 05/15/21	9,589,650
2,055,000	7.750%, 05/15/18	2,152,613
6,576,000	Jarden Corp.µ 7.500%, 05/01/17	7,348,680
4,567,000	Liberty Media Corp. 8.250%, 02/01/30	4,669,757
2,746,000	Limited Brands, Inc. 5.625%, 02/15/22	2,776,892
	Meritage Homes Corp.
3,973,000	7.000%, 04/01/22*	4,042,527
2,283,000	7.150%, 04/15/20	2,368,613
4,462,000	MGM Resorts International 7.500%, 06/01/16	4,662,790
11,873,000	Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27	12,036,254
3,653,000	Service Corp. International 7.000%, 05/15/19	3,922,409
1,827,000	Toll Brothers Finance Corp. 5.875%, 02/15/22	1,894,234
1,598,000	Wynn Las Vegas, LLC 7.750%, 08/15/20	1,773,780

		123,079,314

	Consumer Staples (2.2%)
5,160,000	Darling International, Inc. 8.500%, 12/15/18	5,811,450
13,358,000	Post Holdings, Inc.* 7.375%, 02/15/22	13,925,715
13,700,000	Smithfield Foods, Inc. 7.750%, 07/01/17	15,446,750

		35,183,915

PRINCIPAL AMOUNT			VALUE

		Energy (11.2%)
20,550,000	NOK	Aker Solutions, ASA 9.700%, 06/26/14	$3,903,410
3,990,000		Atwood Oceanics, Inc. 6.500%, 02/01/20	4,219,425
3,197,000		Basic Energy Services, Inc. 7.750%, 02/15/19	3,276,925
10,047,000		Berry Petroleum Company 6.375%, 09/15/22	10,473,997
11,417,000		Calfrac Holdings, LP* 7.500%, 12/01/20	11,245,745
4,567,000		Calumet Specialty Products, LP 9.375%, 05/01/19	4,783,933
2,557,000		Carrizo Oil & Gas, Inc.µ 8.625%, 10/15/18	2,723,205
10,047,000		Cimarex Energy Company 5.875%, 05/01/22	10,423,762
3,653,000		Clayton Williams Energy, Inc. 7.750%, 04/01/19	3,643,868
5,023,000		Concho Resources, Inc.µ 8.625%, 10/01/17	5,525,300
		Frontier Oil Corp.
4,092,000		6.875%, 11/15/18	4,296,600
913,000		8.500%, 09/15/16	974,628
10,047,000		GulfMark Offshore, Inc.* 6.375%, 03/15/22	10,273,057
7,307,000		Holly Energy Partners, LP* 6.500%, 03/01/20	7,398,337
2,320,000		HollyFrontier Corp. 9.875%, 06/15/17	2,610,000
4,384,000		Hornbeck Offshore Services, Inc.*
		5.875%, 04/01/20	4,394,960
11,873,000		Linn Energy, LLC* 6.250%, 11/01/19	11,709,746
1,224,000		Oasis Petroleum, Inc. 6.500%, 11/01/21	1,254,600
5,480,000		Parker Drilling Company* 9.125%, 04/01/18	5,836,200
3,653,000		Pioneer Drilling Company 9.875%, 03/15/18	3,872,180
		Plains Exploration & Production Company
5,023,000		6.750%, 02/01/22	5,249,035
5,023,000		6.125%, 06/15/19	5,098,345
10,047,000		Samson Investment Company* 9.750%, 02/15/20	10,499,115
5,937,000		SEACOR Holdings, Inc. 7.375%, 10/01/19	6,375,174
		SESI, LLC
4,567,000		6.875%, 06/01/14	4,601,253
3,653,000		7.125%, 12/15/21*	3,972,638
2,740,000		SM Energy Company
		6.500%, 11/15/21	2,904,400

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	9

Schedule of Investments    April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Swift Energy Company
7,307,000	8.875%, 01/15/20µ	$8,001,165
6,763,000	7.125%, 06/01/17	7,016,613
4,192,000	Trinidad Drilling, Ltd.*µ 7.875%, 01/15/19	4,485,440
548,000	Unit Corp. 6.625%, 05/15/21	558,960
11,554,000	W&T Offshore, Inc. 8.500%, 06/15/19	12,247,240

		183,849,256

	Financials (3.0%)
4,658,000	AON Corp. 8.205%, 01/01/27	5,465,362
15,198,000	Leucadia National Corp.µ 8.125%, 09/15/15	17,002,762
10,047,000	Neuberger Berman Group LLC* 5.875%, 03/15/22	10,273,057
9,133,000	Nuveen Investments, Inc.
	10.500%, 11/15/15	9,475,488
	Omega Healthcare Investors, Inc.
5,553,000	5.875%, 03/15/24*	5,469,705
1,790,000	7.500%, 02/15/20	1,919,775

		49,606,149

	Health Care (4.4%)
334,000	AMERIGROUP Corp. 7.500%, 11/15/19	365,730
5,023,000	Endo Pharmaceuticals Holdings, Inc. 7.000%, 07/15/19	5,387,167
1,598,000	Fresenius Med*
	5.875%, 01/31/22	1,627,963
17,354,000	Grifols, SA 8.250%, 02/01/18	18,677,242
	Mylan, Inc.*
4,567,000	7.875%, 07/15/20µ	5,137,875
3,804,000	7.625%, 07/15/17	4,231,950
3,160,000	PSS World Medical, Inc.* 6.375%, 03/01/22	3,254,800
	Valeant Pharmaceuticals International, Inc.*
9,133,000	7.250%, 07/15/22	9,155,832
8,220,000	7.000%, 10/01/20	8,374,125
1,370,000	6.750%, 10/01/17	1,416,238
13,700,000	Warner Chilcott Company, LLC 7.750%, 09/15/18	15,035,750

		72,664,672

	Industrials (4.4%)
3,039,000	Abengoa, SA* 8.875%, 11/01/17	2,917,440
3,653,000	BE Aerospace, Inc.
	8.500%, 07/01/18	4,063,963
	Belden, Inc.
1,598,000	7.000%, 03/15/17	1,649,935
571,000	9.250%, 06/15/19	619,535

PRINCIPAL AMOUNT		VALUE

3,653,000	Boart Longyear Management, Pty., Ltd.* 7.000%, 04/01/21	$3,844,783
4,137,000	H&E Equipment Services, Inc.µ 8.375%, 07/15/16	4,292,137
4,987,000	Monaco SpinCo, Inc.*† 6.750%, 04/30/20	5,186,480
10,047,000	Rexel, SA* 6.125%, 12/15/19	10,235,381
4,567,000	Spirit AeroSystems Holdings, Inc.
	7.500%, 10/01/17	4,966,612
	Terex Corp.
7,307,000	6.500%, 04/01/20	7,526,210
1,827,000	8.000%, 11/15/17	1,922,918
1,274,000	TransDigm Group, Inc. 7.750%, 12/15/18	1,395,030
	Triumph Group, Inc.
5,681,000	8.625%, 07/15/18	6,348,517
1,845,000	8.000%, 11/15/17	2,015,663
10,503,000	UR Financing Escrow Corp.* 7.625%, 04/15/22	11,133,180
4,567,000	WESCO Distribution, Inc.
	7.500%, 10/15/17	4,698,301

		72,816,085

	Information Technology (3.1%)
2,740,000	Amkor Technology, Inc. 7.375%, 05/01/18	2,945,500
9,256,000	Audatex North America, Inc.* 6.750%, 06/15/18	9,741,940
	Equinix, Inc.µ
4,110,000	7.000%, 07/15/21	4,500,450
3,836,000	8.125%, 03/01/18	4,257,960
822,000	Fidelity National Information Services, Inc. 7.875%, 07/15/20	924,750
13,728,000	iGATE Corp. 9.000%, 05/01/16	14,963,520
2,049,000	Sanmina-SCI Corp.* 7.000%, 05/15/19	2,105,348
	Seagate Technology
3,197,000	6.875%, 05/01/20	3,444,768
913,000	7.000%, 11/01/21*	995,170
6,393,000	ViaSat, Inc.*
	6.875%, 06/15/20	6,504,877

		50,384,283

	Materials (3.5%)
1,525,000	Allegheny Ludlum Corp.µ 6.950%, 12/15/25	1,801,072
	FMG Resources*
15,527,000	8.250%, 11/01/19	16,885,612
6,393,000	6.875%, 04/01/22	6,504,878
7,307,000	New Gold, Inc.* 7.000%, 04/15/20	7,489,675

10	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT		VALUE

4,777,000	Sealed Air Corp.*
	8.125%, 09/15/19	$5,362,183
	Steel Dynamics, Inc.
5,635,000	7.750%, 04/15/16µ	5,888,575
1,279,000	7.625%, 03/15/20	1,413,295
10,001,000	Union Carbide Corp.~
	7.875%, 04/01/23	12,234,803

		57,580,093

	Telecommunication Services (0.8%)
13,271,000	Qwest Communications International, Inc.µ 7.750%, 02/15/31	13,287,589

	Utilities (2.0%)
2,649,000	AES Corp.* 7.375%, 07/01/21	2,960,258
14,614,000	AmeriGas Finance Corp. 7.000%, 05/20/22	14,942,815
	Calpine Corp.*
11,873,000	7.875%, 01/15/23	12,852,522
2,493,000	7.500%, 02/15/21	2,679,975

		33,435,570

	TOTAL CORPORATE BONDS (Cost $667,778,914)	691,886,926

CONVERTIBLE BONDS (10.7%)
	Consumer Discretionary (2.6%)
15,000,000	Liberty Media Corp. (Time Warner, Inc.)§ 3.125%, 03/30/23	18,037,500
13,164,000	Liberty Media Corp. (Viacom, CBS Corp. - Class B)§ 3.250%, 03/15/31	11,567,865
11,531,000	Priceline.com, Inc.* 1.000%, 03/15/18	12,813,824

		42,419,189

	Financials (1.3%)
20,020,000	Affiliated Managers Group, Inc. 3.950%, 08/15/38	22,147,125

	Health Care (0.4%)
5,000,000	Shire, PLC 2.750%, 05/09/14	5,904,614

	Industrials (0.6%)
9,500,000	Trinity Industries, Inc.
	3.875%, 06/01/36	10,046,250

	Information Technology (5.2%)
31,500,000	Intel Corp. 2.950%, 12/15/35	36,028,125
	Lam Research Corp.*
18,206,000	1.250%, 05/15/18µ	18,297,030
3,000,000	0.500%, 05/15/16	2,988,750

PRINCIPAL AMOUNT			VALUE

9,900,000		Linear Technology Corp.µ
		3.000%, 05/01/27	$10,444,500
15,000,000		Nuance Communications, Inc.* 2.750%, 11/01/31	16,875,000

			84,633,405

		Materials (0.6%)
9,000,000		AngloGold Ashanti, Ltd.µ 3.500%, 05/22/14	9,630,000
561,000		Steel Dynamics, Inc. 5.125%, 06/15/14	608,685

			10,238,685

		TOTAL CONVERTIBLE BONDS (Cost $166,978,376)	175,389,268

U.S. GOVERNMENT AND AGENCY SECURITY (0.8%)
13,700,000		United States Treasury Note~ 1.375%, 02/15/13 (Cost $13,826,283)	13,830,040

SOVEREIGN BONDS (1.7%)
		Federative Republic of Brazil
4,076,100	BRL	10.000%, 01/01/14	22,455,063
913,000	BRL	10.000%, 01/01/13	4,992,673

		TOTAL SOVEREIGN BONDS (Cost $27,548,703)	27,447,736

SYNTHETIC CONVERTIBLE SECURITIES (5.1%)
Corporate Bonds (4.0%)
		Consumer Discretionary (0.7%)
244,000		American Axle & Manufacturing, Inc.
		7.750%, 11/15/19	264,740
1,343,000		DISH Network Corp.
		7.125%, 02/01/16	1,494,087
510,000		Gap, Inc.
		5.950%, 04/12/21	528,204
		Goodyear Tire & Rubber Company
805,000		8.250%, 08/15/20	855,312
390,000		7.000%, 05/15/22	389,025
880,000		Hanesbrands, Inc.‡
		4.146%, 12/15/14	883,309
		Icahn Enterprises, LP
726,000		8.000%, 01/15/18	779,542
139,000		7.750%, 01/15/16	146,993
870,000		J.C. Penney Company, Inc.
		7.125%, 11/15/23	905,887
		Jaguar Land Rover, PLC*
867,000		8.125%, 05/15/21	910,350
195,000		7.750%, 05/15/18	204,263
624,000		Jarden Corp.µ
		7.500%, 05/01/17	697,320
433,000		Liberty Media Corp.
		8.250%, 02/01/30	442,743

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	11

Schedule of Investments    April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT			VALUE

260,000		Limited Brands, Inc.
		5.625%, 02/15/22	$262,925
		Meritage Homes Corp.
377,000		7.000%, 04/01/22*	383,598
217,000		7.150%, 04/15/20	225,138
423,000		MGM Resorts International
		7.500%, 06/01/16	442,035
1,127,000		Royal Caribbean Cruises, Ltd.
		7.500%, 10/15/27	1,142,496
347,000		Service Corp. International
		7.000%, 05/15/19	372,591
173,000		Toll Brothers Finance Corp.
		5.875%, 02/15/22	179,366
152,000		Wynn Las Vegas, LLC
		7.750%, 08/15/20	168,720

			11,678,644

		Consumer Staples (0.2%)
490,000		Darling International, Inc.
		8.500%, 12/15/18	551,863
1,267,000		Post Holdings, Inc.*
		7.375%, 02/15/22	1,320,847
1,300,000		Smithfield Foods, Inc.
		7.750%, 07/01/17	1,465,750

			3,338,460

		Energy (1.1%)
1,950,000	NOK	Aker Solutions, ASA
		9.700%, 06/26/14	370,397
379,000		Atwood Oceanics, Inc
		6.500%, 02/01/20	400,792
303,000		Basic Energy Services, Inc.
		7.750%, 02/15/19	310,575
953,000		Berry Petroleum Company
		6.375%, 09/15/22	993,502
1,083,000		Calfrac Holdings, LP*
		7.500%, 12/01/20	1,066,755
433,000		Calumet Specialty Products, LP
		9.375%, 05/01/19	453,568
243,000		Carrizo Oil & Gas, Inc.µ
		8.625%, 10/15/18	258,795
953,000		Cimarex Energy Company
		5.875%, 05/01/22	988,737
347,000		Clayton Williams Energy, Inc.
		7.750%, 04/01/19	346,133
477,000		Concho Resources, Inc.µ
		8.625%, 10/01/17	524,700
		Frontier Oil Corp.
388,000		6.875%, 11/15/18	407,400
87,000		8.500%, 09/15/16	92,873
953,000		GulfMark Offshore, Inc.*
		6.375%, 03/15/22	974,442
693,000		Holly Energy Partners, LP*
		6.500%, 03/01/20	701,662

PRINCIPAL AMOUNT		VALUE

220,000	HollyFrontier Corp.
	9.875%, 06/15/17	$247,500
416,000	Hornbeck Offshore Services, Inc.*
	5.875%, 04/01/20	417,040
1,127,000	Linn Energy, LLC*
	6.250%, 11/01/19	1,111,504
116,000	Oasis Petroleum, Inc.
	6.500%, 11/01/21	118,900
520,000	Parker Drilling Company*
	9.125%, 04/01/18	553,800
347,000	Pioneer Drilling Company
	9.875%, 03/15/18	367,820
	Plains Exploration & Production Company
477,000	6.750%, 02/01/22	498,465
477,000	6.125%, 06/15/19	484,155
953,000	Samson Investment Company*
	9.750%, 02/15/20	995,885
563,000	SEACOR Holdings, Inc.
	7.375%, 10/01/19	604,552
	SESI, LLC
433,000	6.875%, 06/01/14	436,247
347,000	7.125%, 12/15/21*	377,363
260,000	SM Energy Company
	6.500%, 11/15/21	275,600
	Swift Energy Company
693,000	8.875%, 01/15/20µ	758,835
642,000	7.125%, 06/01/17	666,075
398,000	Trinidad Drilling, Ltd.*µ
	7.875%, 01/15/19	425,860
52,000	Unit Corp.
	6.625%, 05/15/21	53,040
1,096,000	W&T Offshore, Inc.
	8.500%, 06/15/19	1,161,760

		17,444,732

	Financials (0.3%)
442,000	AON Corp.
	8.205%, 01/01/27	518,611
1,442,000	Leucadia National Corp.µ
	8.125%, 09/15/15	1,613,237
953,000	Neuberger Berman Group LLC*
	5.875%, 03/15/22	974,442
867,000	Nuveen Investments, Inc.
	10.500%, 11/15/15	899,513
	Omega Healthcare Investors, Inc.
527,000	5.875%, 03/15/24*	519,095
170,000	7.500%, 02/15/20	182,325

		4,707,223

	Health Care (0.4%)
32,000	AMERIGROUP Corp.
	7.500%, 11/15/19	35,040
477,000	Endo Pharmaceuticals Holdings, Inc.
	7.000%, 07/15/19	511,582

12	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT		VALUE

152,000	Fresenius Med*
	5.875%, 01/31/22	$154,850
1,646,000	Grifols, SA
	8.250%, 02/01/18	1,771,507
	Mylan, Inc.*
433,000	7.875%, 07/15/20µ	487,125
361,000	7.625%, 07/15/17	401,613
300,000	PSS World Medical, Inc.*
	6.375%, 03/01/22	309,000
	Valeant Pharmaceuticals International, Inc.*
867,000	7.250%, 07/15/22	869,167
780,000	7.000%, 10/01/20	794,625
130,000	6.750%, 10/01/17	134,388
1,300,000	Warner Chilcott Company, LLC
	7.750%, 09/15/18	1,426,750

		6,895,647

	Industrials (0.4%)
288,000	Abengoa, SA*
	8.875%, 11/01/17	276,480
347,000	BE Aerospace, Inc.
	8.500%, 07/01/18	386,037
	Belden, Inc.
152,000	7.000%, 03/15/17	156,940
54,000	9.250%, 06/15/19	58,590
347,000	Boart Longyear Management Pty., Ltd.*
	7.000%, 04/01/21	365,218
393,000	H&E Equipment Services, Inc.µ
	8.375%, 07/15/16	407,737
473,000	Monaco SpinCo, Inc.*†
	6.750%, 04/30/20	491,920
953,000	Rexel, SA*
	6.125%, 12/15/19	970,869
433,000	Spirit AeroSystems Holdings, Inc.
	7.500%, 10/01/17	470,887
	Terex Corp.
693,000	6.500%, 04/01/20	713,790
173,000	8.000%, 11/15/17	182,083
121,000	TransDigm Group, Inc.
	7.750%, 12/15/18	132,495
	Triumph Group, Inc.
539,000	8.625%, 07/15/18	602,332
175,000	8.000%, 11/15/17	191,188
997,000	UR Financing Escrow Corp.*
	7.625%, 04/15/22	1,056,820
433,000	WESCO Distribution, Inc.
	7.500%, 10/15/17	445,449

		6,908,835

	Information Technology (0.3%)
260,000	Amkor Technology, Inc.
	7.375%, 05/01/18	279,500

PRINCIPAL AMOUNT		VALUE

879,000	Audatex North America, Inc.*
	6.750%, 06/15/18	$925,148
	Equinix, Inc.µ
390,000	7.000%, 07/15/21	427,050
364,000	8.125%, 03/01/18	404,040
78,000	Fidelity National Information Services, Inc.
	7.875%, 07/15/20	87,750
1,302,000	iGATE Corp.
	9.000%, 05/01/16	1,419,180
194,000	Sanmina-SCI Corp.*
	7.000%, 05/15/19	199,335
	Seagate Technology
303,000	6.875%, 05/01/20	326,483
87,000	7.000%, 11/01/21*	94,830
607,000	ViaSat, Inc.*
	6.875%, 06/15/20	617,622

		4,780,938

	Materials (0.3%)
145,000	Allegheny Ludlum Corp.µ
	6.950%, 12/15/25	171,250
	FMG Resources*
1,473,000	8.250%, 11/01/19	1,601,887
607,000	6.875%, 04/01/22	617,622
693,000	New Gold, Inc.*
	7.000%, 04/15/20	710,325
453,000	Sealed Air Corp.*
	8.125%, 09/15/19	508,493
	Steel Dynamics, Inc.
535,000	7.750%, 04/15/16µ	559,075
121,000	7.625%, 03/15/20	133,705
949,000	Union Carbide Corp.~
	7.875%, 04/01/23	1,160,967

		5,463,324

	Telecommunication Services (0.1%)
1,259,000	Qwest Communications International, Inc.µ
	7.750%, 02/15/31	1,260,574

	Utilities (0.2%)
251,000	AES Corp.*
	7.375%, 07/01/21	280,493
1,386,000	AmeriGas Finance Corp.
	7.000%, 05/20/22	1,417,185
	Calpine Corp.*
1,127,000	7.875%, 01/15/23	1,219,977
237,000	7.500%, 02/15/21	254,775

		3,172,430

	TOTAL CORPORATE BONDS	65,650,807

U.S. Government and Agency Security (0.1%)
1,300,000	United States Treasury Note~
	1.375%, 02/15/13	1,312,340

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	13

Schedule of Investments    April 30, 2012 (Unaudited)

PRINCIPAL AMOUNT			VALUE

Sovereign Bonds (0.2%)
		Federative Republic of Brazil
387,000	BRL	10.000%, 01/01/14	$2,131,967
87,000	BRL	10.000%, 01/01/13	475,753

		TOTAL SOVEREIGN BONDS	2,607,720

NUMBER OF CONTRACTS			VALUE

Purchased Options (0.8%) #
		Consumer Discretionary (0.3%)
275		Priceline.com, Inc. Call, 01/19/13, Strike $630.00	4,846,875

		Information Technology (0.5%)
425		Apple, Inc. Call, 01/19/13, Strike $500.00	4,880,062
5,800		EMC Corp. Call, 01/19/13, Strike $25.00	2,552,000

			7,432,062

		TOTAL PURCHASED OPTIONS	12,278,937

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $74,137,787)	81,849,804

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (6.0%)
		Consumer Staples (0.6%)
111,900		Bunge, Ltd. 4.875%	10,672,462

		Energy (3.7%)
560,000		Apache Corp.µ 6.000%	29,747,200
35,112		Chesapeake Energy Corp.* 5.750%	30,388,880

			60,136,080

		Financials (0.7%)
165,000		MetLife, Inc.µ 5.000%	11,350,350

		Industrials (0.3%)
47,933		Stanley Black & Decker, Inc. 4.750%	5,751,960

		Utilities (0.7%)
200,000		NextEra Energy, Inc.µ 7.000%	10,790,000

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $112,876,794)	98,700,852

NUMBER OF SHARES			VALUE

COMMON STOCKS (67.3%)
		Consumer Discretionary (0.9%)
400,000		Carnival Corp.µ	$12,996,000
89,912		General Motors Company#	2,067,976

			15,063,976

		Consumer Staples (6.6%)
403,776		Archer-Daniels-Midland Companyµ	12,448,414
800,000		Coca-Cola Companyµ	61,056,000
365,000		Companhia de Bebidas das Americasµ	15,322,700
250,000		Kimberly-Clark Corp.µ	19,617,500

			108,444,614

		Energy (6.8%)
800,000		BP, PLCµ	34,728,000
325,000		Chevron Corp.µ	34,632,000
65,000		CNOOC, Ltd.	13,757,250
60,000		Diamond Offshore Drilling, Inc.	4,113,000
165,000		Schlumberger, Ltd.	12,233,100
50,000	EUR	Technip, SA	5,678,019
150,000	EUR	TOTAL, SA	7,200,545

			112,341,914

		Financials (2.6%)
42,000		American International Group, Inc.#	1,429,260
500,000		Bank of America Corp.µ	4,055,000
172,745		Citigroup, Inc.µ	5,707,495
600,000		JPMorgan Chase & Companyµ	25,788,000
158,074		Lincoln National Corp.µ	3,915,493
71,676		Wells Fargo & Company	2,396,129

			43,291,377

		Health Care (14.8%)
300,000		Eli Lilly and Companyµ	12,417,000
835,000		Johnson & Johnsonµ	54,350,150
2,559,134		Merck & Company, Inc.µ	100,420,418
3,300,000		Pfizer, Inc.µ	75,669,000

			242,856,568

		Industrials (8.3%)
230,000		Boeing Companyµ	17,664,000
440,000		Eaton Corp.µ	21,199,200
3,135,000		General Electric Companyµ	61,383,300
200,000		Illinois Tool Works, Inc.µ	11,476,000
450,000		Masco Corp.µ	5,931,000
205,000	EUR	Siemens, AGµ	19,028,185

			136,681,685

		Information Technology (18.7%)
175,000		Accenture, PLC - Class A	11,366,250
1,550,000		Applied Materials, Inc.µ	18,584,500
425,000		CA, Inc.µ	11,228,500

14	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2012 (Unaudited)

NUMBER OF SHARES			VALUE

250,000		Canon, Inc.µ	$11,340,000
575,000		Cisco Systems, Inc.µ	11,586,250
415,000		eBay, Inc.µ #	17,035,750
430,000		EMC Corp.µ #	12,130,300
1,337,000		Intel Corp.µ	37,970,800
1,625,000		Microsoft Corp.µ	52,032,500
300,000		Nintendo Company, Ltd.µ #	5,016,000
2,200,000		Nokia Corp.	8,030,000
875,000		QUALCOMM, Inc.µ	55,860,000
630,000		SAP, AGµ	41,762,700
4,200,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	12,413,674

			306,357,224

		Materials (4.2%)
572,800		Barrick Gold Corp.	23,158,304
400,000		Dow Chemical Companyµ	13,552,000
300,000		Goldcorp, Inc.µ	11,478,000
175,000		Newmont Mining Corp.	8,338,750
210,000		Rio Tinto, PLC	11,774,700

			68,301,754

		Telecommunication Services (4.4%)
1,225,000		AT&T, Inc.µ	40,314,750
450,000	EUR	France Telecom, SA	6,168,631
639,000		Verizon Communications, Inc.µ	25,802,820

			72,286,201

		TOTAL COMMON STOCKS (Cost $1,339,665,878)	1,105,625,313

RIGHTS (0.0%) #
		Consumer Discretionary (0.0%)
280,000		Escrow General Motors Corp. Rights	105,000
150,000		Escrow General Motors Corp. Rights	225,000

		TOTAL RIGHTS (Cost $386,745)	330,000

WARRANTS (0.1%) #
		Consumer Discretionary (0.1%)
81,739		General Motors Company
		07/10/16, Strike $10.00	1,151,703
81,739		General Motors Company
		07/10/19, Strike $18.33	761,807

		TOTAL WARRANTS (Cost $12,672,791)	1,913,510

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENT (0.8%)
13,593,772	Fidelity Prime Money Market Fund - Institutional Class (Cost $13,593,772)	$13,593,772

TOTAL INVESTMENTS (134.6%) (Cost $2,429,466,043)		2,210,567,221

LIABILITIES, LESS OTHER ASSETS (-34.6%)		(568,456,717)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)		$1,642,110,504

NOTES TO SCHEDULE OF INVESTMENTS

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2012.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2012, the value of 144A securities that could not be exchanged to the registered form is $243,747,276 or 14.8% of net assets applicable to common shareholders.

µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $1,086,547,992. $535,521,232 of the collateral has been re-registered by the counterparty.

†	Security or a portion of the security purchased on a delayed delivery or when-issued basis.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and swaps. The aggregate value of such securities is $16,567,270.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
EUR	European Monetary Unit
NOK	Norwegian Krone
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	15

Schedule of Investments    April 30, 2012 (Unaudited)

INTEREST RATE SWAPS

COUNTERPARTY	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	NOTIONAL AMOUNT	UNREALIZED APPRECIATION/ (DEPRECIATION)
BNP Paribas, SA	1.8525% quarterly	3 month LIBOR	09/14/12	$108,100,000	$(764,613)
BNP Paribas, SA	2.5350% quarterly	3 month LIBOR	03/09/14	90,000,000	(3,652,942)
BNP Paribas, SA	2.9700% quarterly	3 month LIBOR	07/03/14	75,000,000	(4,115,196)
BNP Paribas, SA	3.3550% quarterly	3 month LIBOR	06/09/14	60,000,000	(3,831,904)
BNP Paribas, SA	2.1350% quarterly	3 month LIBOR	07/03/12	52,000,000	(221,324)
BNP Paribas, SA	2.4700% quarterly	3 month LIBOR	06/11/12	40,000,000	(210,518)

					$(12,796,497)

16	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities    April 30, 2012 (Unaudited)

ASSETS
Investments in securities, at value (cost $2,429,466,043)	$2,210,567,221
Receivables:
Accrued interest and dividends	17,717,339
Investments sold	17,376,058
Prepaid expenses	47,854
Other assets	244,864

Total assets	2,245,953,336

LIABILITIES
Unrealized depreciation on interest rate swaps	12,796,497
Payables:
Note payable	576,000,000
Investments purchased	12,658,938
Affiliates:
Investment advisory fees	1,813,589
Deferred compensation to trustees	244,864
Financial accounting fees	20,612
Trustees’ fees and officer compensation	3,727
Other accounts payable and accrued liabilities	304,605

Total liabilities	603,842,832

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$1,642,110,504

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 154,514,000 shares issued and outstanding	$2,100,527,141
Undistributed net investment income (loss)	(48,767,473)
Accumulated net realized gain (loss) on investments, foreign currency transactions and interest rate swaps	(177,940,251)
Unrealized appreciation (depreciation) of investments, foreign currency translations and interest rate swaps	(231,708,913)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$1,642,110,504

Net asset value per common shares based upon 154,514,000 shares issued and outstanding	$10.63

See accompanying Notes to Financial Statements	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	17

Statement of Operations    Six Months Ended April 30, 2012 (Unaudited)

INVESTMENT INCOME
Interest	$23,724,150
Dividends	22,599,692
Securities lending income	166,588
Dividend taxes withheld	(196,714)

Total investment income	46,293,716

EXPENSES
Investment advisory fees	10,794,753
Interest expense and related fees	3,810,685
Registration fees	159,334
Printing and mailing fees	131,300
Financial accounting fees	122,914
Accounting fees	60,180
Audit fees	53,596
Custodian fees	51,835
Trustees’ fees and officer compensation	43,176
Legal fees	21,563
Transfer agent fees	15,074
Other	69,584

Total expenses	15,333,994

NET INVESTMENT INCOME (LOSS)	30,959,722

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	16,523,920
Purchased options	2,699,156
Foreign currency transactions	170,064
Interest rate swaps	(4,888,793)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	73,920,028
Purchased options	7,304,809
Foreign currency translations	(2,995)
Interest rate swaps	4,328,337

NET GAIN (LOSS)	100,054,526

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$131,014,248

18	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2012	YEAR ENDED OCTOBER 31, 2011
OPERATIONS
Net investment income (loss)	$30,959,722	$70,326,067
Net realized gain (loss)	14,504,347	(9,501,962)
Change in unrealized appreciation/(depreciation)	85,550,179	17,431,402

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	131,014,248	78,255,507

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(56,783,895)	(77,683,237)
Return of capital	—	(19,660,583)

Net decrease in net assets from distributions to common shareholders	(56,783,895)	(97,343,820)

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	74,230,353	(19,088,313)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period	$1,567,880,151	$1,586,968,464

End of period	1,642,110,504	1,567,880,151

Undistributed net investment income (loss)	$(48,767,473)	$(22,943,300)

See accompanying Notes to Financial Statements	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	19

Statement of Cash Flows    Six Months Ended April 30, 2012 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$131,014,248
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used for operating activities:
Purchase of investment securities	(684,881,521)
Net proceeds from disposition of short term investments	13,915,974
Proceeds from disposition of investment securities	705,518,742
Amortization and accretion of fixed-income securities	(263,830)
Net realized gains/losses from investments, excluding purchased options	(16,523,920)
Net realized gains/losses from purchased options	(2,699,156)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(73,920,028)
Change in unrealized appreciation or depreciation on purchased options	(7,304,809)
Change in unrealized appreciation or depreciation on interest rate swaps	(4,328,337)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(3,833,353)
Prepaid expenses	(8,629)
Other assets	(8,908)
Increase/(decrease) in liabilities:
Payables to affiliates	86,384
Other accounts payable and accrued liabilities	21,038

Net cash provided by/(used in) operating activities	$56,783,895

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to common shareholders	(56,783,895)

Net cash provided by/(used in) financing activities	$(56,783,895)

Cash at beginning of period	$—

Cash at end of period	$—

Supplemental disclosure
Cash paid for interest and related fees	$3,808,356

20	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  Calamos Strategic Total Return Fund (the “Fund”) was organized as a Delaware statutory trust on December 31, 2003 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 26, 2004. The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund invests primarily in common and preferred stocks and income producing securities such as investment grade and below investment grade debt securities.

Fund Valuation.  The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	21

Notes to Financial Statements

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2007 – 2010 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

22	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

Notes to Financial Statements

Note 2 – Investment Adviser and Transactions With Affiliates or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. “Managed assets” means a fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $244,864 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2012. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2012.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the period ended April 30, 2012 were as follows:

Cost of purchases	$718,694,822
Proceeds from sales	714,105,976

The following information is presented on a federal income tax basis as of April 30, 2012. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at April 30, 2012 was as follows:

Cost basis of investments	$2,546,399,201

Gross unrealized appreciation	81,575,731
Gross unrealized depreciation	(417,407,711)

Net unrealized appreciation (depreciation)	$(335,831,980)

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	23

Notes to Financial Statements

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2012 will be determined at the end of the Fund’s current fiscal year. Distributions for the fiscal period ended October 31, 2011 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2011
Distributions paid from:
Ordinary income	$77,683,237
Return of capital	19,660,583

As of October 31, 2011, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(100,713,182)
Net unrealized gains/(losses)	(431,734,167)

Total accumulated earnings/(losses)	(532,447,349)
Other	(199,641)
Paid-in capital	2,100,527,141

Net assets applicable to common shareholders	$1,567,880,151

As of October 31, 2011, the Fund had capital loss carryforwards which, if not used, will expire as follows:

2017	$(70,914,887)
2018	(29,798,295)

Note 5 – Common Shares

There are unlimited common shares of beneficial interest authorized and 154,514,000 shares outstanding at April 30, 2012. Calamos Advisors owned 27,622 of the outstanding shares at April 30, 2012. Transactions in common shares were as follows:

	PERIOD ENDED APRIL 30, 2012	YEAR ENDED OCTOBER 31, 2011
Beginning shares	154,514,000	154,514,000
Shares issued through reinvestment of distributions	—	—

Ending shares	154,514,000	154,514,000

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

24	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

Notes to Financial Statements

Note 6 – Derivative Instruments

Foreign Currency Risk.  The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward currency contracts at April 30, 2012.

Equity Risk.  The Fund engages in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of April 30, 2012, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk.  The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 7 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	25

Notes to Financial Statements

As of April 30, 2012, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

Below are the types of derivatives in the Fund by gross value as of April 30, 2012:

	ASSETS		LIABILITIES
	STATEMENT OF ASSETS & LIABILITIES LOCATION	VALUE	STATEMENT OF ASSETS & LIABILITIES LOCATION	VALUE
Derivative Type:
Equity-Purchased options	Investments in securities	$12,278,937
Interest Rate Swaps	Unrealized appreciation on swaps	—	Unrealized depreciation on swaps	$12,796,497

Volume of Derivative Activity for The Six Months Ended April 30, 2012*

Equity:
Purchased options	1,120

*Activity	during the period is measured by opened number of contracts for options.

Note 7 – Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows the Fund to borrow up to $735,000,000, and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the quarterly LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. For the period ended April 30, 2012, the average borrowings under the Agreement and the average interest rate on the amount borrowed were $576,000,000 and 1.18%, respectively. As of April 30, 2012, the amount of such outstanding borrowings was $576,000,000. The interest rate applicable to the borrowings on April 30, 2012 was 1.12%.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair value of such Lent Securities against the Current Borrowings.

26	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

Notes to Financial Statements

Note 8 – Synthetic Convertible Securities

The Fund may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or purchased options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

Note 9 – When-Issued and Delayed Delivery Securities

The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if Calamos Advisors deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

At the time when the Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of this investment strategy may increase net asset value fluctuation.

Note 10 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Funds’ investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	27

Notes to Financial Statements

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$691,886,926	$—	$691,886,926
Convertible Bonds		175,389,268		175,389,268
U.S. Government and Agency Securities		13,830,040		13,830,040
Sovereign Bonds		27,447,736		27,447,736
Synthetic Convertible Securities (Corporate Bonds)		65,650,807		65,650,807
Synthetic Convertible Securities (U.S. Government and Agency Securities)		1,312,340		1,312,340
Synthetic Convertible Securities (Sovereign Bonds)		2,607,720		2,607,720
Synthetic Convertible Securities (Purchased Options)	12,278,937			12,278,937
Convertible Preferred Stocks	46,849,510	51,851,342		98,700,852
Common Stocks	1,055,136,259	50,489,054		1,105,625,313
Rights		330,000		330,000
Warrants	1,913,510			1,913,510
Short Term Investment	13,593,772			13,593,772

Total	$1,129,771,988	$1,080,795,233	$—	$2,210,567,221

Liabilities:
Interest Rate Swaps	$—	$12,796,497	$—	$12,796,497

Total	$—	$12,796,497	$—	$12,796,497

28	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2012		2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.15		$10.27	$9.39	$7.92	$16.92	$15.71

Income from investment operations:
Net investment income (loss)**	0.20		0.46	0.51	0.51	0.73	0.86

Net realized and unrealized gain (loss)	0.65		0.05	1.00	1.82	(8.26)	1.89

Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	—		—	—	(0.01)	(0.13)	(0.32)

Net realized gains (common share equivalent basis)	—		—	—	—	(0.08)	(0.05)

Total from investment operations	0.85		0.51	1.51	2.32	(7.74)	2.38

Less distributions to common shareholders from:
Net investment income	(0.37)		(0.50)	(0.51)	(0.59)	(1.12)	(1.01)

Net realized gains	—		—	—	—	(0.14)	(0.16)

Return of capital	—		(0.13)	(0.12)	(0.26)	—	—

Total distributions	(0.37)		(0.63)	(0.63)	(0.85)	(1.26)	(1.17)

Capital charge resulting from issuance of common and preferred shares and related offering costs	—		—	—	— (a)	— (a)	—

Premiums from shares sold in at the market offerings	—		—	—	—	—	—

Net asset value, end of period	$10.63		$10.15	$10.27	$9.39	$7.92	$16.92

Market value, end of period	$9.88		$8.69	$9.06	$8.11	$6.94	$14.70

Total investment return based on:(b)
Net asset value	9.01%		5.84%	17.61%	34.79%	(47.73)%	16.33%

Market value	18.34%		2.72%	20.13%	32.85%	(47.28)%	6.49%

Net assets, end of period (000)	$1,642,111		$1,567,880	$1,586,968	$1,451,127	$1,223,443	$2,615,012

Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$—		$—	$—	$—	$200,000	$1,080,000

Ratios to average net assets applicable to common shareholders:
Net expenses(c)	1.93%	(d)	1.93%	2.24%	2.81%	2.35%	1.61%

Gross expenses prior to expense reductions and earnings credits(c)	1.93%	(d)	1.93%	2.24%	2.81%	2.35%	1.62%

Net expenses, excluding interest expense	1.45%	(d)	1.41%	1.46%	1.69%	1.72%	1.61%

Net investment income (loss)(c)	3.90%	(d)	4.31%	5.16%	6.56%	5.43%	5.30%

Preferred share distributions	—%		—%	—%	0.09%	0.97%	1.95%

Net investment income (loss), net of preferred share distributions from net investment income	3.90%	(d)	4.31%	5.16%	6.47%	4.46%	3.35%

Portfolio turnover rate	34%		30%	25%	11%	53%	48%

Average commission rate paid	$0.0161		$—	$0.0113	$0.0159	$0.0495	$0.0283

Asset coverage per preferred share, at end of period(e)	$—		$—	$—	$—	$177,949	$85,552

Asset coverage per $1,000 of loan outstanding(f)	$3,851		$3,722	$3,944	$3,692	$3,694	$—

**	Net investment income allocated based on average shares method.

(a)	Amount equated to less than $0.005 per common share.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(d)	Annualized.

(e)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

(f)	Calculated by subtracting the Fund’s total liabilities (not including Note payable) and preferred shares from the Fund’s total assets and dividing this by the amount of note payable outstanding, and by multiplying the result by 1,000.

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Strategic Total Return Fund

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, for Calamos Strategic Total Return Fund (the “Fund”) as of April 30, 2012, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Fund for the year ended October 31, 2011 and the financial highlights for each of the five years in the period then ended; and in our report dated December 16, 2011, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Chicago, Illinois

June 21, 2012

30	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•

Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	31

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

32	CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT

Automatic Dividend Reinvestment Plan

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If, the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice are required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety to the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

CALAMOS STRATEGIC TOTAL RETURN FUND SEMIANNUAL REPORT	33

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MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

                                    [GRAPHIC]
STAY CONNECTED www.calamos.com

Visit our website for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12 month period ended June 30, 2011, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q . The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

On June 22, 2011, the Fund submitted a CEO annual certification to the NYSE on which the Fund’s chief executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition the Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEBSITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02111

TRANSFER AGENT:

Computershare

P.O. Box 358016

Pittsburgh, PA 15252

866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

K&L Gates LLP

Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2012 Calamos Holdings LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Holdings LLC.

CSQSAN 1946 2012

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics—Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Strategic Total Return Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 25, 2012

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 25, 2012

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 25, 2012